Exhibit 99.1

     Tekelec Announces Fourth Quarter Financial Results; Achieves Revenue of
               $75.0 Million and Record Orders of $138.1 Million

    CALABASAS, Calif.--(BUSINESS WIRE)--Jan. 29, 2004--Tekelec (Nasdaq:TKLC) today reported financial results for its fourth quarter and year ended December 31, 2003.
    Revenue for the fourth quarter of 2003 was $75.0 million, compared to $58.4 million in the fourth quarter of 2002. On a GAAP basis, Tekelec's net income was $7.3 million, or $0.11 per diluted share, for the fourth quarter of 2003, compared to a net loss of $658,000, or $0.01 per diluted share, in the fourth quarter of 2002. Non-GAAP net income for the fourth quarter of 2003, which excludes the effects of acquisition-related amortization, was $8.9 million, or $0.13 per diluted share, compared to non-GAAP net income of $5.0 million, or $0.08 per diluted share, in the fourth quarter of 2002. Orders received in the fourth quarter for Tekelec products and services were $138.1 million, compared to $75.4 million in the fourth quarter in 2002.
    Revenue for the full year 2003 was $263.7 million compared to $260.3 million in 2002. GAAP income from continuing operations for the full year 2003, which excludes any adjustment to the gain on the sale of discontinued operation, was $15.2 million, compared to $15.9 million in 2002. Non-GAAP net income for 2003 was $23.7 million, or $0.38 per diluted share, compared to non-GAAP net income of $26.7 million, or $0.44 per diluted share, for 2002.
    Non-GAAP results for the full year exclude the effects of acquisition-related amortization, the write-off of in-process research and development, the write-off of unamortized bond issuance costs, and the adjustment to the gain on the sale of discontinued operation.
    Tekelec President and CEO Fred Lax commented, "Our team did an outstanding job of executing during the fourth quarter, with revenue increasing 6% sequentially and orders up 85% sequentially. The order volume of $138 million and book-to-bill ratio over 1.8 are the highest in the history of the company. We continued to operate profitably, while exceeding both consensus revenue and profit expectations. The strong order levels achieved throughout 2003 also give us the highest book-to-bill ratio, on a full year basis, in the history of the Company.
    "With regard to global expansion, we were pleased to add Orange Netherlands as a customer, with its purchase of our industry-leading mobile number portability solution, as we continue to expand our relationship with France Telecom and its Orange group subsidiaries. The relationship now includes Orange Romania, Uni2 in Spain, Orange France, MobiNil in Egypt, and Orange UK, in addition to Orange Netherlands.
    "In Latin America, the signing of a multi-million dollar contract with Telmex, the largest telecommunications company in Mexico, for our Eagle platform and multiple value-added applications, was a significant accomplishment. This, combined with a multiphase contract with Telecom Italia Mobile Brazil, beginning with our GSM migration solution, demonstrates the success we are having in the rapidly growing Latin American market.
    "In addition, we continue to make solid progress in India, adding Bharti Enterprises, one of India's leading wireless operators, as a customer, with its purchase of our Eagle platform. Bharti represents our third Indian customer, joining Tata and Reliance Infocomm.
    "In terms of next generation switching, our Santera business unit added two customers during the quarter and made a solid contribution to overall Company results, with revenues increasing by almost 24% sequentially. We continued to have good success across Class 4, Class 5 and wireless applications. An increasing number of service providers, including a number of tier 1 operators, have expressed their intentions or have announced definitive plans to implement packet networks, providing further validation for the packet telephony market.
    "Today we also announced that US LEC, an integrated telecom carrier providing voice, data, and Internet services to 17,000 mid-to-large size businesses throughout the eastern United States, has selected SanteraOne to offer new services with Class 4 and Class 5 functionality. The strength of Tekelec's expertise in both signaling and switching, unique among next-gen equipment suppliers, was a key differentiator in helping us to win the switching business."

    Business Unit Results

    Network Signaling revenue for the fourth quarter of 2003 was $60.0 million, compared to $49.5 million in fourth quarter of 2002. IEX Contact Center revenue was $9.3 million, compared to $8.9 million in fourth quarter of 2002. Next-Generation Switching revenue was $5.7 million in the current quarter.



                         Q1 FINANCIAL GUIDANCE

                   Q1 2004 Guidance                    Q1 2003 Results

Total Revenue:     $73.0 million - $75.0 million       $55.0 million

GAAP EPS:          $0.05 - $0.07 per diluted share(1)  $0.02 per
                                                        diluted share


(1) For the 1st quarter of 2004, Tekelec expects expenses to include amortization of acquired intangibles of approximately $1.5 million, pre-tax. In addition, the Company expects amortization of acquired intangibles at the Santera business unit level to total approximately $1.0 million, after the allocation to Santera's minority shareholders.



    Lax concluded, "The Tekelec team made significant progress in 2003 on our key strategic objectives of extending our signaling solutions leadership and associated value-added applications, developing our next generation switching portfolio, and prudently pursuing global expansion. As we look to 2004, we are confident that our approach of investing consistent with our strategic objectives has positioned us well to take advantage of future growth opportunities and will enable us to continue to increase shareholder value."

    About Tekelec

    Tekelec is a leading developer of telecommunications signaling and switching solutions, packet-telephony infrastructure, network monitoring technology, and value-added applications. Tekelec's innovative solutions are widely deployed in traditional and next-generation wireline and wireless networks and contact centers worldwide. Corporate headquarters are located in Calabasas, California, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.

    Non-GAAP Information

    Certain non-GAAP financial measures are included in this press release. In the calculation of these measures, Tekelec excludes certain items such as amortization of acquired intangibles, discontinued operations, and unusual, non-recurring charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company's core operating performance and with information useful in assessing our prospects for the future and underlying trends in Tekelec's operating expenditures and continuing operations. Management uses such non-GAAP measures to evaluate financial results and to establish operational goals. In addition, since the Company has historically reported non-GAAP measures to the investment community, we believe the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of non-GAAP net income referred to in this release to the most directly comparable GAAP measure, GAAP net income from continuing operations. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures, which have been prepared in accordance with generally accepted accounting principles.

    Forward-Looking Statements

    Certain statements made in this news release are forward looking, reflect the Company's current intent, belief or expectations and involve certain risks and uncertainties. There can be no assurance that the Company's actual future performance will meet the Company's expectations. As discussed in the Company's 2002 Annual Report on Form 10-K and other filings with the SEC, the Company's future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company's current expectations include, among others: overall telecommunications spending, changes in general economic conditions, the timing of significant orders and shipments, the lengthy sales cycle for the Company's products, the timing of the convergence of voice and data networks, the success or failure of strategic alliances or acquisitions including the success or failure of the integration of Santera's operations with those of the Company, the ability of carriers to utilize excess capacity of signaling infrastructure and related products in their networks, the capital spending patterns of customers, the dependence on wireless customers for a significant percentage and growth of the Company's revenues, the timely development and introduction of new products and services, product mix, the geographic mix of the Company's revenues and the associated impact on gross margins, market acceptance of new products and technologies, carrier deployment of intelligent network services, the ability of our customers to obtain financing, the level and timing of research and development expenditures, regulatory changes, and the expansion of the Company's marketing and support organizations, both domestically and internationally. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.




                                TEKELEC
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                               Three Months Ended       Year Ended
                                   December 31,        December 31,
                                 2003       2002      2003      2002
----------------------------------------------------------------------
                                   (unaudited)
                                  (thousands, except per share data)

Revenues                       $75,025    $58,423  $263,700  $260,341
Costs and expenses:
   Cost of goods sold           14,688     14,238    58,697    66,536
   Amortization of purchased
    technology                   3,076      2,506    11,178    10,169
   Research and development     22,145     14,597    73,328    59,746
   Selling, general and
    administrative              29,566     27,095   104,247    95,973
   Acquired in-process research
    and development                 --         --     2,900        --
   Amortization of intangibles     532        400     1,900     1,600
----------------------------------------------------------------------
Income (Loss) from operations    5,018       (413)   11,450    26,317
   Interest and other income
    (expense), net                 954       (553)   (2,483)   (2,263)
----------------------------------------------------------------------
Income (Loss) from continuing
 operations before provision
 for income taxes                5,972       (966)    8,967    24,054
   Provision for income
    taxes(1)                     5,966       (308)   13,600     8,140
----------------------------------------------------------------------
Income (Loss) from continuing
 operations before minority
 interest                            6       (658)   (4,633)   15,914
Minority interest                7,272         --    19,792        --
----------------------------------------------------------------------
   Income (Loss) from
    continuing operations        7,278       (658)   15,159    15,914
----------------------------------------------------------------------
Loss from discontinued operation,
 net of income taxes of $2,762
 for the twelve months ended
 December 31, 2002                  --         --        --    (3,308)
----------------------------------------------------------------------
Gain on disposal of
 discontinued operation, net
 of income taxes of $13,345
 for the twelve months
 ended December 31, 2002            --         --     3,293    28,312
----------------------------------------------------------------------
         Net income (loss)     $ 7,278    $  (658) $ 18,452  $ 40,918
======================================================================
Earnings (Loss) per share from
 continuing operations:
   Basic                       $  0.12    $ (0.01) $   0.25  $   0.26
   Diluted                        0.11 (2)  (0.01)     0.24      0.26
----------------------------------------------------------------------
Loss per share from
 discontinued operation:
   Basic                       $    --    $    --  $     --  $  (0.05)
   Diluted                          --         --        --     (0.05)
----------------------------------------------------------------------
Earnings per share from gain on
 disposal of discontinued operation:
   Basic                       $    --    $    --  $   0.05  $   0.47
   Diluted                          --         --      0.05      0.46
----------------------------------------------------------------------
Earnings (Loss) per share:
   Basic                       $  0.12    $ (0.01) $   0.30  $   0.68
   Diluted                        0.11 (2)  (0.01)     0.29      0.67
======================================================================
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                        61,481     60,687    61,163    60,358
   Diluted                      70,544 (2) 60,687    62,911    61,386
----------------------------------------------------------------------

Notes to Condensed Consolidated Statements of Operations (000s):

(1) Santera, a majority-owned company, is included in the consolidated results of operations of Tekelec. The consolidated provision for income taxes does not include any benefit from the losses generated by Santera due to the following:

    -- Santera's losses cannot be included on Tekelec's consolidated federal tax return because its ownership interest in Santera does not meet the threshold to consolidate under income tax rules and regulations.

    -- A full valuation allowance has been established on the tax benefits generated by Santera as a result of Santera's historical operating losses.

(2) For the three months ended December 31, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $590 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended December 31, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method. For all other periods presented, the results of the "if-converted" calculations are anti-dilutive and therefore excluded from earnings per share.



                                TEKELEC
                 NON-GAAP (1) STATEMENTS OF OPERATIONS
                              (unaudited)

                                Three Months Ended     Year Ended
                                   December 31,       December 31,
                                 2003       2002     2003      2002
----------------------------------------------------------------------
                                  (thousands, except per share data)

Revenues                       $75,025    $58,423  $263,700  $260,341
Costs and expenses:
   Cost of goods sold           14,931     14,344    59,349    67,105
   Research and development     22,145     14,597    73,328    59,746
   Selling, general and
    administrative              29,566     21,207   104,247    90,085
----------------------------------------------------------------------
Income from operations           8,383      8,275    26,776    43,405
   Interest and other income
    (expense), net                 954       (553)   (1,437)   (2,263)
----------------------------------------------------------------------
Income before provision for
 income taxes                    9,337      7,722    25,339    41,142
   Provision for income
    taxes(2)                     6,523      2,703    17,089    14,400
----------------------------------------------------------------------
Income before minority interest  2,814      5,019     8,250    26,742
Minority interest                6,107         --    15,469        --
----------------------------------------------------------------------
   Non-GAAP net income         $ 8,921    $ 5,019  $ 23,719  $ 26,742
======================================================================
Non-GAAP earnings per share:
   Basic                       $  0.15    $  0.08  $   0.39  $   0.44
   Diluted                        0.13 (3)   0.08      0.38      0.44
======================================================================
Non-GAAP earnings per share weighted
 average number of shares outstanding:
   Basic                        61,481     60,687    61,163    60,358
   Diluted                      70,544 (3) 61,400    62,911    61,386
----------------------------------------------------------------------

Notes to Non-GAAP Statements of Operations (000s):

(1) The above Non-GAAP Statements of Operations exclude the effects of the following:

    -- Write-off of bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

    --  Results of operations related to the sale of Network
        Diagnostics Division completed in August 2002, resulting in an exclusion of loss from discontinued operation, net of income tax benefit, for the twelve months ended December 31, 2002 in the amount of $3,308.

    -- Gain on disposal of discontinued operation, net of income taxes, related to the sale of the Network Diagnostics Division for the twelve months ended December 31, 2003 and 2002 in the amounts of $3,293 and $28,312, respectively.

    -- For the three and twelve months ended December 31, 2003, the amortization of purchased technology and other intangibles related to the acquisitions of IEX and Santera amounted to $3,365 and $12,426, respectively. The related income tax benefits for the three and twelve months ended December 31, 2003 were $557 and $3,133, respectively. For the twelve months ended December 31, 2003, the write-off of in-process research and development related to the acquisition of Santera was $2,900. The minority interest impact of the amortization and write-off for the three and twelve months ended December 31, 2003 was $1,165 and $4,323, respectively.

    -- For the three and twelve months ended December 31, 2002, the amortization of purchased technology and other intangibles related to the acquisition of IEX amounted to $2,800 and $11,200, respectively. The related income tax benefits for the three and twelve months ended December 31, 2002 were $1,050 and $4,160, respectively.

(2) The above Non-GAAP Statements of Operations assume an effective tax rate of 34% for the Tekelec business excluding Santera for the three and twelve months ended December 31, 2003. There were no income tax benefits associated with the losses generated by Santera. An effective tax rate of 35% was included for the three and twelve months ended December 31, 2002.

(3) For the three months ended December 31, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $590 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended December 31, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method. For all other periods presented, the results of the "if-converted" calculation are anti-dilutive and therefore excluded from earnings per share.



                                TEKELEC
                 CONDENSED CONSOLIDATED BALANCE SHEETS

                                                    Dec. 31,  Dec. 31,
                                                      2003      2002
----------------------------------------------------------------------
                                                       (thousands)

ASSETS
Current assets:
   Cash and cash equivalents                       $ 45,261  $121,636
   Short-term investments, at fair value             83,800    59,936
   Accounts receivable, net                          52,781    44,061
   Current portion of notes receivable
    ($17,300 principal amount)                       17,580        --
   Inventories                                       21,434    10,560
   Deferred income taxes, net                         4,958    13,806
   Prepaid expenses and other current assets         22,088    16,491
----------------------------------------------------------------------
   Total current assets                             247,902   266,490
Long-term investments, at fair value                210,298   128,258
Property and equipment, net                          22,172    21,387
Investments in privately-held companies              17,322    16,525
Deferred income taxes                                 7,876    11,502
Other assets                                          6,342     2,263
Long-term notes receivable ($17,300
 principal amount)                                       --    17,987
Goodwill                                             68,903    44,942
Intangible assets, net                               34,118    16,329
----------------------------------------------------------------------
   Total assets                                    $614,933  $525,683
======================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Current portion of deferred revenues        $ 50,105  $ 28,355
       Other current liabilities                     62,758    50,223
----------------------------------------------------------------------
       Total current liabilities                    112,863    78,578
Long-term convertible debt                          125,000   126,973
Long-term portion of notes payable                    2,574        --
Long-term portion of deferred revenues                3,687     3,632
Deferred income taxes                                   790    14,493
----------------------------------------------------------------------
   Total liabilities                                244,914   223,676
----------------------------------------------------------------------
Minority interest                                    41,208        --
----------------------------------------------------------------------
Total shareholders' equity                          328,811   302,007
----------------------------------------------------------------------
   Total liabilities and shareholders' equity      $614,933  $525,683
======================================================================



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                              Three Months Ended December 31, 2003
                           GAAP          Adjustments    Non-GAAP
----------------------------------------------------------------------
                               (thousands, except per share data)

Revenues                $ 75,025           $     --    $ 75,025
Costs and expenses:
   Cost of goods sold     14,688                 --      14,688
   Amortization of
    purchased technology   3,076             (2,833) (1)    243
----------------------------------------------------------------------
       Total cost of
        sales             17,764             (2,833)     14,931
----------------------------------------------------------------------
   Gross Profit           57,261  76.3%       2,833      60,094  80.1%
----------------------------------------------------------------------
   Research and
    development           22,145                 --      22,145
   Selling, general and
    administrative        29,566                 --      29,566
   Amortization of
    intangibles              532               (532) (1)     --
----------------------------------------------------------------------
       Total operating
        expenses          52,243               (532)     51,711
----------------------------------------------------------------------
Income from operations     5,018              3,365       8,383
   Interest and other
    income (expense), net    954                 --         954
----------------------------------------------------------------------
Income from continuing
 operations before
 provision for
 income taxes              5,972              3,365       9,337
   Provision for income
    taxes                  5,966                557  (2)  6,523
----------------------------------------------------------------------
Income from continuing
 operations before
 minority interest             6              2,808       2,814
Minority interest          7,272             (1,165) (3)  6,107
----------------------------------------------------------------------
   Net income            $ 7,278           $  1,643     $ 8,921
======================================================================
Earnings per share:
   Basic                 $  0.12                        $  0.15
   Diluted (4)              0.11                           0.13
======================================================================
Earnings per share
 weighted average number
 of shares outstanding:
   Basic                  61,481                         61,481
   Diluted (4)            70,544                         70,544
----------------------------------------------------------------------


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisitions of IEX and Santera.

(2) The adjustment represents the income tax effect of footnote (1) in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(3) The adjustment represents the minority interest impact of footnote
    (1).

(4) For the three months ended December 31, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $590 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended December 31, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method.



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                  Year Ended December 31, 2003
                            GAAP        Adjustments    Non-GAAP
----------------------------------------------------------------------
                               (thousands, except per share data)

Revenues                  $263,700        $     --    $ 263,700
Costs and expenses:
   Cost of goods sold       58,697              --       58,697
   Amortization of
    purchased technology    11,178         (10,526) (1)     652
----------------------------------------------------------------------
       Total cost of sales  69,875         (10,526)      59,349
----------------------------------------------------------------------
   Gross profit            193,825  73.5%   10,526      204,351  77.5%
----------------------------------------------------------------------
   Research and
    development             73,328              --       73,328
   Selling, general and
    administrative         104,247              --      104,247
   Acquired in-process
    research and
    development              2,900          (2,900) (1)      --
   Amortization of
    intangibles              1,900          (1,900) (1)      --
----------------------------------------------------------------------
      Total operating
       expenses            182,375          (4,800)     177,575
----------------------------------------------------------------------
Income from operations      11,450          15,326       26,776
   Interest and other
    income (expense), net   (2,483)          1,046  (2)  (1,437)
----------------------------------------------------------------------
Income from continuing
 operations before
 provision for income
 taxes                       8,967          16,372       25,339
   Provision for income
    taxes                   13,600           3,489  (3)  17,089
----------------------------------------------------------------------
Income (Loss) from
 continuing operations
 before minority interest   (4,633)         12,883        8,250
Minority interest           19,792          (4,323) (4)  15,469
----------------------------------------------------------------------
   Income from continuing
    operations              15,159           8,560       23,719
Gain on disposal of
 discontinued operation      3,293          (3,293) (5)      --
----------------------------------------------------------------------
   Net income             $ 18,452        $  5,267    $  23,719
======================================================================
Earnings per share from
 continuing operations:
   Basic                  $   0.25                    $    0.39
   Diluted                    0.24                         0.38
----------------------------------------------------------------------
Earnings per share from
 gain on disposal of
 discontinued operation:
   Basic                  $   0.05                    $      --
   Diluted                    0.05                           --
----------------------------------------------------------------------
Earnings per share:
   Basic                  $   0.30                    $    0.39
   Diluted                    0.29                         0.38
======================================================================
Earnings per share
 weighted average number
 of shares outstanding:
   Basic                    61,163                       61,163
   Diluted                  62,911                       62,911
----------------------------------------------------------------------

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera and the write-off of in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the write-off of unamortized bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

(3) The adjustment represents the income tax effects of footnotes (1) and (2) in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(4) The adjustment represents minority interest impact of footnote
    (1).

(5) The adjustment represents the gain on the sale of the Network
    Diagnostics Division and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                             Three Months Ended December 31, 2002
                           GAAP          Adjustments   Non-GAAP
----------------------------------------------------------------------
                              (thousands, except per share data)

Revenues                 $58,423        $        --    $ 58,423
Costs and expenses:
   Cost of goods sold     14,238                 --      14,238
   Amortization of
    purchased technology   2,506             (2,400) (1)    106
----------------------------------------------------------------------
       Total cost of
        sales             16,744             (2,400)     14,344
----------------------------------------------------------------------
   Gross Profit           41,679  71.3%       2,400      44,079  75.4%
----------------------------------------------------------------------
   Research and
    development           14,597                 --      14,597
   Selling, general and
    administrative        27,095             (5,888) (2) 21,207
   Amortization of
    intangibles              400               (400) (1)     --
----------------------------------------------------------------------
       Total operating
        expenses          42,092             (6,288)     35,804
----------------------------------------------------------------------
Income (Loss) from
 operations                 (413)             8,688       8,275
   Interest and other
    income (expense), net   (553)                --        (553)
----------------------------------------------------------------------
Income (Loss) from
 continuing operations
 before provision for
 income taxes               (966)             8,688       7,722
   Provision for income
    taxes                   (308)             3,011  (3)  2,703
----------------------------------------------------------------------
   Net income (loss)     $  (658)       $     5,677    $  5,019
======================================================================
Earnings (Loss) per share:
   Basic                 $ (0.01)                      $   0.08
   Diluted                 (0.01)                          0.08
======================================================================
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                  60,687                         60,687
   Diluted                60,687                         61,400
----------------------------------------------------------------------

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX.

(2) The adjustment represents a non-recurring charge for the retirement benefits for the Company's former Chief Executive
    Officer.

(3) The adjustments represent the income tax effects of footnote (1) and (2) in order to reflect our non-GAAP effective tax rate of 35%.



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                 Year Ended December 31, 2002
                            GAAP       Adjustments     Non-GAAP
----------------------------------------------------------------------
                              (thousands, except per share data)

Revenues                 $260,341        $     --     $ 260,341
Costs and expenses:
   Cost of goods sold      66,536              --        66,536
   Amortization of
    purchased technology   10,169          (9,600)  (1)     569
----------------------------------------------------------------------
       Total cost of
        sales              76,705          (9,600)       67,105
----------------------------------------------------------------------
   Gross profit           183,636  70.5%    9,600       193,236  74.2%
----------------------------------------------------------------------
   Research and
    development            59,746              --        59,746
   Selling, general and
    administrative         95,973          (5,888)  (2)  90,085
   Amortization of
    intangibles             1,600          (1,600)  (1)      --
----------------------------------------------------------------------
      Total operating
       expenses           157,319          (7,488)      149,831
----------------------------------------------------------------------
Income from operations     26,317          17,088        43,405
   Interest and other
    income (expense), net  (2,263)             --        (2,263)
----------------------------------------------------------------------
Income from continuing
 operations before
 provision for
 income taxes              24,054          17,088        41,142
   Provision for income
    taxes                   8,140           6,260   (3)  14,400
----------------------------------------------------------------------
   Income from continuing
    operations             15,914          10,828        26,742
----------------------------------------------------------------------
Loss from discontinued
 operation, net of income
 taxes of $2,707 for the
 nine months ended
 December 31, 2002         (3,308)          3,308   (4)      --
----------------------------------------------------------------------
Gain on disposal of
 discontinued operation,
 net of income taxes of
 $13,345                   28,312         (28,312)  (4)      --
----------------------------------------------------------------------
   Net income            $ 40,918        $(14,176)    $  26,742
======================================================================
Earnings per share from
 continuing operations:
   Basic                 $   0.26                     $    0.44
   Diluted                   0.26                          0.44
----------------------------------------------------------------------
Earnings per share from
 discontinued operation:
   Basic                 $  (0.05)                    $      --
   Diluted                  (0.05)                           --
----------------------------------------------------------------------
Earnings per share from
 gain on disposal of
 discontinued operation:
   Basic                 $   0.47                     $      --
   Diluted                   0.46                            --
----------------------------------------------------------------------
Earnings per share:
   Basic                 $   0.68                     $    0.44
   Diluted                   0.67                          0.44
======================================================================
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                   60,358                        60,358
   Diluted                 61,386                        61,386
----------------------------------------------------------------------


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX.

(2) The adjustment represents a non-recurring charge for the retirement benefits for the Company's former Chief Executive
    Officer.

(3) The adjustment represents the income tax effects of footnotes (1) and (2) in order to reflect our non-GAAP effective tax rate at 35%.

(4) The adjustment represents the results of the discontinued operation and the gain related to the sale of the Network
    Diagnostics Division, net of income taxes.



    CONTACT: Tekelec
             Michael Attar, 818-880-7821